UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Strategies Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street,

New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock FundsSM

▶ BlackRock Commodity Strategies Fund

▶ BlackRock Global Long/Short Credit Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions – or lack of action – from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2012	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

—	For the period since its inception on October 3, 2011 through July 31, 2012, the Fund underperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM.

What factors influenced performance?

—

The Fund’s underperformance relative to its benchmark was attributable to its investments in mining and gold equities. Mining stocks have been under particularly intense pressure amid concerns over slowing global economic growth, especially in China, and the escalation of the financial crisis in the euro zone. Gold-related equities significantly underperformed the price of gold as a result of generally volatile equity market conditions during the period while several high-profile reporting and operational disappointments pushed some shares down further. The Fund’s commodity-linked derivatives strategy also played a role in the Fund’s underperformance. Natural gas and grain prices surged in the latter part of the period due to record drought and warm US weather conditions. The Fund participated in the price rallies in these commodities, but to a lesser extent than the benchmark index due to the Fund’s positioning in deferred-month futures, which underperformed prompt-month futures (i.e., contracts priced as of the nearest month of delivery).

—

The Fund’s agricultural equity exposure contributed positively to performance. Agricultural commodities rallied sharply into the end of the period as drought conditions in South America and the United States constrained supply, prompting the analyst community to lower their crop forecasts. A number of the Fund’s key agricultural holdings delivered strong returns during this commodity price strength. Notably, some of the

Fund’s seed and chemical holdings benefited from strong pricing power as well as volume growth outside the mature North American market.

—

Also during the period, the Fund maintained a position in cash and cash equivalents, predominantly comprised of US Treasury bills, as collateral against the Fund’s exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe recent portfolio activity.

—

The Fund began building its portfolio of commodity-related equities and commodity-linked derivatives immediately following its inception on October 3, 2011. In accordance with its stated investment strategy, the Fund rebalanced its portfolio holdings in January 2012 in order to achieve equal weightings between the aggregate equity and derivatives strategies. This entailed a small reallocation of capital from the equity allocation to the derivatives exposure due to the stronger performance of the equity allocation in the initial months of the Fund’s operation.

Describe Fund positioning at period end.

—

At the end of the period, the commodity-related equity strategy accounted for 46% of the Fund’s net assets while the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure) comprised 54% of net assets. Aggregating both strategies, the Fund was overweight relative to the benchmark index in energy and industrial metals, and underweight in agriculture and precious metals. The Fund’s sector weightings reflected the goal of achieving balanced and broad exposure to the commodity complex.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Swedish Export Credit Corp. 3-month LIBOR, 4/29/13	23%
ELEMENTSSM Linked to the Rogers International Commodity Index - Total Return	4
ETFS All Commodities DJ-UBSCISM	4
Exxon Mobil Corp	3
Royal Dutch Shell Plc, B Shares	3
Chevron Corp	3
BHP Billiton Plc	2
Rio Tinto Plc	2
Vale SA - ADR	2
Schlumberger Ltd	2

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	69%
Commodity-Linked Notes	23
Investment Companies	8

4	BLACKROCK FUNDS	JULY 31, 2012

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]	An unmanaged commodity index composed of futures contracts on 19 physical commodities and assumes that the futures positions are fully collateralized.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2012

			Total Returns[5]

			Since Inception[6]

	6-Month Total Returns	w/o sales charge		w/sales charge
Institutional	(8.06)%	2.00%		N/A
Investor A	(8.06)	1.97		(3.34)%
Investor C	(8.44)	1.29		0.30
Dow Jones-UBS Commodity Index Total ReturnSM	0.05	2.81		N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$919.40	$ 6.20	$1,000.00	$1,018.40	$ 6.52	1.30%
Investor A	$1,000.00	$919.40	$ 7.16	$1,000.00	$1,017.40	$ 7.52	1.50%
Investor C	$1,000.00	$915.60	$10.72	$1,000.00	$1,013.67	$11.26	2.25%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2012	5

Fund Summary as of July 31, 2012	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

—	For the period since its inception on September 30, 2011 through July 31, 2012, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

—

The largest contributor to returns for the period was the Fund’s net long position in US and European high yield debt. The Fund also benefited from its participation in the new-issue market in European and US investment grade corporate credit. Additionally, a long position in subordinated debt issued by European financials added to performance in early 2012.

—

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. During the period, the Fund’s derivatives holdings had a net positive impact on performance.

—

Relative to the benchmark index, the Fund’s hedge positions against US and European debt detracted from performance when credit sectors rallied, specifically in January and February. These hedges included short positions in select European sovereign issuers as well as the high yield and investment grade credit indices. In addition, exposure to subordinated debt issued by European financials detracted in November 2011 as these securities were hurt by the investor flight-to-quality witnessed during the month.

Describe recent portfolio activity.

—

The Fund built its initial positions in the credit space in the first few months following its inception on September 30, 2011. Given high levels of volatility and uncertainty, the Fund established its long and short positions with caution and initially relied on paired trades with a focus on capturing spread compression between credits. The Fund gradually moved to net long positions in financials and high yield corporate credit in the US and Europe, but then exited the long US financials position after the sector rallied in early 2012. The Fund added exposure to US bank loans and actively participated in the investment grade new-issue market. In the last few months of the period, the Fund shifted to a higher quality bias in European financials and took short positions in senior unsecured debt of select Spanish banks versus long positions in high-quality covered bonds and asset-backed securities. Additionally, the Fund established short positions in select cyclical names as a hedge against its long positions in high yield debt. Also during the period, the Fund maintained short positions in select European sovereigns as a hedge against its long credit positions; however, the Fund reduced those hedges more recently, particularly its short Spanish sovereign debt position, as rumors mounted that the European Central Bank would soon intervene to stimulate growth.

Describe Fund positioning at period end.

—

The Fund continued to increase its long and short positions throughout the period. However, the Fund’s net long credit position at period end reflected a cautious stance in the market environment. The Fund’s long credit exposure was comprised mostly of European investment grade credits as well as European and US high yield debt and bank loans. Within the United States, the Fund’s net long credit position favored higher-quality high yield debt and bank loans, with short positions in select investment grade industrial names. In Europe, the Fund’s net long credit position included long positions in high yield and short positions in select European sovereigns and cyclical names. The Fund maintained a higher quality bias within European financials. Altogether, the Fund was positioned with modestly less US credit risk versus Europe as there have been many opportunities to position around recent events in Europe; however, the Fund’s overall stance remained cautious.

—

The Fund’s cash exposure had no material impact on performance, as the Fund expresses long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	JULY 31, 2012

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets.
[3]	An unmanaged index that measures returns of three-month Treasury Bills.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2012

			Total Returns[5]

			Since Inception[6]

	6-Month Total Returns	w/o sales charge		w/sales charge
Institutional	2.13%	3.55%		N/A
Investor A	2.00	3.32		(2.07)%
Investor C	1.68	2.79		1.79
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.05		N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Ending Account Value July 31, 2012	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,021.30	$ 8.09	$ 6.03	$1,000.00	$1,016.86	$ 8.07	$1,018.90	$ 6.02
Investor A	$1,000.00	$1,020.00	$ 9.09	$ 7.03	$1,000.00	$1,015.86	$ 9.07	$1,017.90	$ 7.02
Investor C	$1,000.00	$1,016.80	$12.84	$10.73	$1,000.00	$1,012.13	$12.81	$1,014.22	$10.72
[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Institutional, 1.81% for Investor A and 2.56% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.20% for Institutional, 1.40% for Investor A and 2.14% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2012	7

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2012 and held through July 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expense shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2012

Derivative Financial Instruments	BlackRock Global Long/Short Credit Fund

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Global Long/Short Credit Fund’s Portfolio Information

Geographic Allocation	Percent of Long Investments
United States	46%
United Kingdom	16
Netherlands	11
Spain	6
Luxembourg	5
Germany	4
Other[1]	12

[1]	Other includes 2% or less holdings in each of the following countries: Guernsey, Japan, Ireland, Bermuda, Cayman Islands, Mexico, Italy, Sweden, Brazil, Canada and Greece.

Geographic Allocation	Percent of Short Investments[4]
United States	72%
France	17
Spain	8
Belgium	3
[4]	Percent of short investments includes borrowed bonds and securities sold short.

Credit Quality Allocation[2]	Percent of Long-Term Investments
AAA/Aaa[3]	19%
AA/Aa	4
A	13
BBB/Baa	23
BB/Ba	20
B	18
CCC/Caa	1
Not Rated	2

2	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

3	Includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

BLACKROCK FUNDS	JULY 31, 2012	9

Consolidated Schedule of Investments July 31, 2012	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Commodity-Linked Notes – 15.0%	Par (000)	Value
Swedish Export Credit Corp. 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total ReturnSM 4 Month Forward, multiplied by 3), 4/29/13	USD 14,000	$ 13,009,726

Common Stocks	Shares
Biotechnology – 0.0%
Genus Plc	950	19,036
Chemicals – 2.5%
Agrium, Inc.	2,850	270,636
CF Industries Holdings, Inc.	800	156,608
China BlueChemical Ltd., H Shares	20,000	13,089
Intrepid Potash, Inc. (a)	1,000	23,340
Israel Chemicals Ltd.	4,600	54,456
Monsanto Co.	5,375	460,207
The Mosaic Co.	3,850	223,723
Nufarm Ltd.	6,034	34,426
Potash Corp. of Saskatchewan, Inc.	7,900	348,864
Sinofert Holdings Ltd.	122,000	24,698
Syngenta AG	1,280	436,457
Yara International ASA	2,300	108,607

		2,155,111
Energy Equipment & Services – 3.9%
Cameron International Corp. (a)	5,750	289,053
Ensco Plc	9,850	535,151
Halliburton Co.	21,200	702,356
National Oilwell Varco, Inc.	7,750	560,325
Rowan Cos. Plc (a)	11,500	403,995
Schlumberger Ltd.	12,250	872,935

		3,363,815
Food & Staples Retailing – 0.0%
Olam International Ltd.	9,000	13,266
Food Products – 1.9%
Archer-Daniels-Midland Co.	5,700	148,713
Asian Citrus Holdings Ltd.	25,508	12,126
BRF-Brasil Foods SA - ADR	6,500	93,470
Bunge Ltd.	3,045	200,270
China Agri-Industries Holdings Ltd.	13,000	6,415
Cosan Ltd., A Shares	2,300	29,210
Darling International, Inc. (a)	700	11,564
First Resources Ltd.	65,000	98,952
Golden Agri-Resources Ltd.	380,000	225,035
GrainCorp Ltd.	700	6,743
Indofood Agri Resources Ltd.	66,000	73,350
Ingredion, Inc.	1,800	93,456
Kuala Lumpur Kepong Bhd	10,500	79,505
New Britain Palm Oil Ltd.	7,800	102,419
Origin Enterprises Plc (a)	4,524	20,317

Common Stocks	Shares	Value
Food Products (concluded)
PT Astra Agro Lestari Tbk	20,000	$ 48,304
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	220,000	63,703
Smithfield Foods, Inc. (a)	3,100	57,350
Tate & Lyle Plc	4,800	49,583
Tyson Foods, Inc., Class A	2,400	36,024
Viterra, Inc.	7,000	112,100
Wilmar International Ltd.	35,000	90,641

		1,659,250
Machinery – 0.7%
AGCO Corp.	4,800	210,432
CNH Global NV	2,100	80,052
Deere & Co.	2,940	225,851
Kubota Corp.	8,000	75,634

		591,969
Metals & Mining – 17.8%
African Minerals Ltd. (a)	14,210	65,072
African Rainbow Minerals Ltd.	5,610	105,548
Agnico-Eagle Mines Ltd.	3,515	154,256
Alamos Gold, Inc.	9,580	150,170
Anglo American Plc	13,350	395,619
AngloGold Ashanti Ltd.	4,700	159,070
Antofagasta Plc	25,950	433,599
Aquarius Platinum Ltd.	13,100	7,906
Atlas Iron Ltd.	60,000	107,494
B2Gold Corp. (a)	13,820	44,374
Banro Corp. (a)	13,000	50,556
Barrick Gold Corp.	18,270	601,379
Beadell Resources Ltd. (a)	70,000	47,801
BHP Billiton Plc	47,130	1,374,250
Centerra Gold, Inc.	6,620	47,595
Cia de Minas Buenaventura SA - ADR	4,070	148,229
Discovery Metals Ltd. (a)	82,960	115,099
Eldorado Gold Corp.	22,089	238,985
Eurasian Natural Resources Corp. Plc	17,110	104,848
Evolution Mining Ltd. (a)	15,610	25,212
First Quantum Minerals Ltd.	20,000	363,165
Fortescue Metals Group Ltd.	92,090	395,305
Franco-Nevada Corp.	2,500	122,002
Freeport-McMoRan Copper & Gold, Inc.	21,400	720,538
Fresnillo Plc	29,602	672,032
Glencore International Plc	79,100	395,591
Goldcorp, Inc.	23,084	833,266
Harmony Gold Mining Co. Ltd.	35,600	351,012
IAMGOLD Corp.	15,730	175,675
Iluka Resources Ltd.	12,860	127,003
Impala Platinum Holdings Ltd.	18,030	282,568
Industrias Penoles SAB de CV	3,650	149,310
Integra Mining Ltd. (a)	105,410	34,276
Kenmare Resources Plc (a)	162,820	95,290
Kinross Gold Corp.	16,890	141,136

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	FKA	Formerly Known As
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate
CHF	Swiss Franc	SGD	Singapore Dollar
DIP	Debtor In Possession	USD	US Dollar
EUR	Euro

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Kumba Iron Ore Ltd.	5,080	$ 315,267
London Mining Plc (a)	36,830	97,182
Metminco Ltd. (a)	641,100	58,649
Mineral Deposits Ltd. (a)	17,704	84,106
New Gold, Inc. (a)	16,300	165,950
Newcrest Mining Ltd.	28,520	697,462
Newmont Mining Corp.	4,690	208,564
Osisko Mining Corp. (a)	4,940	42,215
Pan American Silver Corp.	1,615	24,172
PanAust Ltd. (a)	45,000	111,315
Patagonia Gold Plc (a)	41,000	12,696
Petropavlovsk Plc	5,140	34,037
Randgold Resources Ltd. - ADR	4,880	436,662
Rio Tinto Plc	23,000	1,059,187
Romarco Minerals, Inc. (a)	48,840	29,221
SEMAFO, Inc.	18,990	59,838
Silver Lake Resources Ltd. (a)	16,620	46,386
Sociedad Minera Cerro Verde SAA	6,659	246,383
Teck Resources Ltd., Class B	30,050	842,904
Vale SA - ADR	50,310	891,996
Volcan Cia Minera SAA, Class B	64,574	71,312
Xstrata Plc	27,000	356,798
Yamana Gold, Inc.	18,780	278,465
Zhaojin Mining Industry Co. Ltd., H Shares	22,500	27,898

		15,433,896
Oil, Gas & Consumable Fuels – 19.1%
Alpha Natural Resources, Inc. (a)	5,700	39,957
Anadarko Petroleum Corp.	11,213	778,631
Apache Corp.	7,800	671,736
BG Group Plc	22,600	444,885
BP Plc	72,500	481,392
Canadian Natural Resources Ltd.	6,900	188,179
Cenovus Energy, Inc.	6,350	194,074
Chevron Corp.	14,850	1,627,263
ConocoPhillips	12,250	666,890
Devon Energy Corp.	7,200	425,664
Enbridge, Inc.	6,850	280,257
ENI SpA	19,300	397,973
EOG Resources, Inc.	4,600	450,846
EQT Corp.	3,300	186,120
Exxon Mobil Corp.	21,632	1,878,739
Hess Corp.	6,450	304,182
Hyperdynamics Corp. (a)	69,000	53,130
INPEX Corp.	55	305,600
Nexen, Inc.	23,200	589,456
Noble Energy, Inc.	8,800	769,384
Occidental Petroleum Corp.	9,200	800,676
Oil Search Ltd.	48,250	352,117
Peabody Energy Corp.	8,090	168,919
Phillips 66	5,125	192,700
Range Resources Corp.	6,050	378,730
Royal Dutch Shell Plc, B Shares	51,600	1,815,160
Sakari Resources Ltd.	136,000	142,235
Southwestern Energy Co.	15,100	502,075
Sterling Resources Ltd. (a)	99,517	103,204
Suncor Energy, Inc.	12,500	382,161
Total SA	11,650	536,791
TransCanada Corp.	9,000	409,862
Whitehaven Coal Ltd.	27,820	106,513

		16,625,501

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) – 0.0%
Rayonier, Inc.	600	$ 28,614
Total Common Stocks – 45.9%		39,890,458

Investment Companies
ELEMENTSSM Linked to the Rogers International Commodity Index - Total Return (a)	285,000	2,413,950
ETFS All Commodities DJ-UBSCISM (a)	134,650	2,045,334
Total Investment Companies – 5.1%		4,459,284
Total Long-Term Investments (Cost – $60,410,647) – 66.0%		57,359,468

Short-Term Securities
Money Market Funds – 1.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)	1,457,853	1,457,853

	Par (000)
U.S. Treasury Bills – 32.2%
0.06%, 8/30/12 (d)	USD 9,000	8,999,637
0.08%, 9/27/12 (d)	19,000	18,997,522

		27,997,159
Total Short-Term Securities (Cost – $29,454,951) – 33.9%		29,455,012
Total Investments (Cost – $89,865,598) – 99.9%		86,814,480
Other Assets Less Liabilities – 0.1%		84,164

Net Assets – 100.0%		$86,898,644

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at July 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	1,457,853	1,457,853	$60	$3,622

(c)	Represents the current yield as of report date.
(d)	Rate shown reflects the discount rate at the time of purchase.

See Notes to Financial Statements.

	BLACKROCK FUNDS	JULY 31, 2012	11

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

—	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 280,759	CAD	281,805	Goldman Sachs Group, Inc.	8/01/12	$ (245)
USD 12,934	SGD	16,184	Goldman Sachs Group, Inc.	8/01/12	(72)
AUD 5,578	USD	5,854	Goldman Sachs Group, Inc.	8/02/12	7
AUD 5,303	USD	5,578	State Street Corp.	8/03/12	(5)
Total					$ (315)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments:
Commodity-Linked Notes	–	–	$13,009,726	$13,009,726
Common Stocks:
Biotech- nology	–	$ 19,036	–	19,036
Chemicals	$ 1,483,378	671,733	–	2,155,111
Energy Equip- ment & Services	3,363,815	–	–	3,363,815
Food & Staples Retailing	–	13,266	–	13,266
Food Products	904,893	754,357	–	1,659,250
Machinery	516,335	75,634	–	591,969
Metals & Mining	7,251,014	8,182,882	–	15,433,896
Oil, Gas & Consu- mable Fuels	12,042,835	4,582,666	–	16,625,501
Real Estate Invest- ment Trusts (REITs)	28,614	–	–	28,614
Investment Companies	4,459,284	–	–	4,459,284
Short- Term Securities:
Money Market Funds	1,457,853	–	–	1,457,853
U.S. Treasury Bills	–	27,997,159	–	27,997,159
Total	$31,508,021	$42,296,733	$13,009,726	$86,814,480

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$ 7	–	–	$ 7
Liabilities:
Foreign currency exchange contracts	(322)	–	–	(322)
Total	$ (315)	–	–	$ (315)

1	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, foreign currency at value of $5,135 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended July 31, 2012.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Opening Balance, as of October 3, 2011	–
Transfers into Level 3[2]	–
Transfers out of Level 3[2]	–
Accrued discounts/premiums	–
Net realized gain (loss)	–
Net change in unrealized appreciation/depreciation[3]	$ (990,274)
Purchases	14,000,000
Sales	–

Closing Balance, as of July 31, 2012	$13,009,726

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of July 31, 2012 was $(990,274).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	13

Schedule of Investments July 31, 2012	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Bermuda – 0.8%
Aircastle Ltd., 7.63%, 4/15/20	USD 1,000	$ 1,070,000
Fidelity International Ltd., 7.13%, 2/13/24	GBP 450	759,628

		1,829,628
Brazil – 0.2%
OGX Austria GmbH, 8.38%, 4/01/22 (a)	USD 500	417,500
Canada – 0.1%
Novelis, Inc., 8.75%, 12/15/20	230	255,300
Cayman Islands – 0.8%
Transocean, Inc.:
6.50%, 11/15/20	300	358,256
6.38%, 12/15/21	850	1,022,585
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR 250	313,753

		1,694,594

Germany – 1.9%
ALBA Group Plc & Co. KG, 8.00%, 5/15/18	250	315,290
Bertelsmann AG, 2.63%, 8/02/22	500	610,066
HSH Nordbank AG:
1.49%, 2/14/17 (b)	480	384,477
1.53%, 2/14/17 (b)	70	56,414
KFW:
0.63%, 5/29/15	650	809,681
0.50%, 7/25/16	1,660	2,048,315

		4,224,243
Guernsey – 1.4%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust:
6.50%, 5/30/21 (a)	USD 1,500	1,523,955
5.13%, 11/30/24 (a)	1,500	1,522,500

		3,046,455
Ireland – 1.0%
Ardagh Packaging Finance Plc/Ardagh MP
Holdings USA, Inc., 7.38%, 10/15/17	EUR 300	387,578
Depfa Bank Plc, 1.36%, 12/15/15 (b)	540	403,858
Porsche International Financing Plc, 3.88%, 2/01/16	999	1,323,699

		2,115,135
Japan – 1.4%
Takeda Pharmaceutical Co. Ltd., 1.63%, 3/17/17 (a)	USD 3,000	3,019,779
Luxembourg – 2.9%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR 150	179,024
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	118	120,506
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	187	237,564
GCL Holdings SCA, 9.38%, 4/15/18	442	500,332
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)	USD 500	531,250
Matterhorn Mobile SA, 6.75%, 5/15/19	CHF 900	964,483
Schlumberger Investment SA, 2.40%, 8/01/22 (a)	USD 2,000	1,980,662
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR 508	562,542
Spie BondCo 3 SCA, 11.00%, 8/15/19	431	528,979
Sunrise Communications International SA, 5.63%, 12/31/17	CHF 207	217,591

Corporate Bonds	Par (000)	Value
Luxembourg (concluded)
Xefin Lux SCA, 8.00%, 6/01/18	EUR 400	$ 471,245

		6,294,178
Mexico – 0.8%
America Movil SAB de CV, 4.38%, 8/07/41	GBP 1,050	1,655,813
Netherlands – 1.6%
ABN Amro Bank NV, 7.13%, 7/06/22	EUR 1,000	1,259,493
Allianz Finance II BV, 5.75%, 7/08/41 (b)	500	580,268
ING Bank NV:
1.14%, 5/23/16 (b)	USD 150	134,325
1.16%, 7/03/17 (b)	500	437,500
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR 250	291,222
LyondellBasell Industries NV, 5.75%, 4/15/24	USD 660	747,450
Refresco Group BV, 7.38%, 5/15/18	EUR 110	123,840

		3,574,098
Spain – 1.9%
AyT Cedulas Cajas Global:
3.50%, 3/14/16	200	202,663
4.00%, 3/21/17	300	293,230
AyT Cedulas Cajas VIII Fondo de Titulizacion de Activos, 4.25%, 11/18/19	100	87,950
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75%, 6/30/25	1,400	913,486
Banco Santander SA:
3.25%, 2/17/15	300	354,584
4.13%, 1/09/17	400	470,393
3.63%, 4/06/17	700	805,295
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25	400	266,522
4.25%, 4/10/31	400	253,657
Santander International Debt SAU, 4.13%, 10/04/17	300	341,344
Telefonica Emisiones SAU, 5.60%, 3/12/20	GBP 100	140,203

		4,129,327
Sweden – 0.2%
Verisure Holding AB, 8.75%, 9/01/18	EUR 387	471,405
United Kingdom – 5.9%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP 140	190,963
Barclays Plc, 2.51%, 1/20/15 (b)	560	889,775
EC Finance Plc, 9.75%, 8/01/17	EUR 350	433,872
Eco-Bat Finance Plc, 7.75%, 2/15/17	490	602,899
Elli Finance UK Plc, 8.75%, 6/15/19	GBP 470	766,360
Enterprise Inns Plc, 6.50%, 12/06/18	1,120	1,431,124
Experian Finance Plc, 2.38%, 6/15/17 (a)	USD 2,000	2,021,884
Gala Group Finance Plc, 8.88%, 9/01/18	GBP 319	450,127
House of Fraser Funding Plc, 8.88%, 8/15/18	200	282,211
Infinis Plc, 9.13%, 12/15/14	246	397,259
Jaguar Land Rover Plc, 8.25%, 3/15/20	416	670,158
Lloyds TSB Bank Plc:
11.88%, 12/16/21 (b)	EUR 1,175	1,606,211
5.13%, 3/07/25	GBP 810	1,481,103
Phones4u Finance Plc, 9.50%, 4/01/18	483	700,472
Priory Group No. 3 Plc, 7.00%, 2/15/18	482	750,031
The Unique Pub Finance Co. Plc, 5.66%, 6/30/27	157	185,844

		12,860,293

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
United States – 17.6%
The ADT Corp.:
3.50%, 7/15/22 (a)	USD 1,000	$ 1,032,264
4.88%, 7/15/42 (a)	1,000	1,069,895
Ally Financial, Inc., 8.00%, 11/01/31	250	299,375
Anheuser-Busch Inbev Worldwide, Inc., 2.50%, 7/15/22	1,500	1,529,220
AT&T, Inc., 4.88%, 6/01/44	GBP 870	1,517,645
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)	USD 500	501,235
BE Aerospace, Inc., 5.25%, 4/01/22	2,000	2,100,000
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	500	541,250
Ceridian Corp., 8.88%, 7/15/19 (a)	745	784,113
CIT Group, Inc.:
5.50%, 2/15/19 (a)	1,000	1,055,000
5.00%, 8/15/22	820	820,000
Clean Harbors, Inc., 5.25%, 8/01/20 (a)	750	773,438
Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20	850	813,875
Comcast Corp., 3.13%, 7/15/22	1,550	1,622,292
Continental Airlines, 2003-ERJ1 Pass-Through Trust, 7.88%, 1/02/20	493	497,583
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22	1,000	1,056,944
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	850	936,063
Energy Transfer Partners LP, 6.50%, 2/01/42	500	569,666
First Data Corp., 7.38%, 6/15/19 (a)	500	521,875
HCA, Inc., 6.50%, 2/15/20	570	636,975
HD Supply, Inc., 8.13%, 4/15/19 (a)	825	899,250
Jabil Circuit, Inc., 4.70%, 9/15/22	2,000	2,000,000
Kraft Foods Group, Inc., 3.50%, 6/06/22 (a)	1,000	1,059,823
Lawson Software, Inc., 9.38%, 4/01/19 (a)	660	706,200
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)	500	508,750
Level 3 Financing, Inc., 8.13%, 7/01/19	1,000	1,052,500
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)	500	495,000
Packaging Corp. of America, 3.90%, 6/15/22	1,800	1,886,884
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)	1,000	1,010,184
PPG Industries, Inc., 2.70%, 8/15/22	2,000	2,001,742
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19	220	242,550
SBA Telecommunications, Inc., 5.75%, 7/15/20 (a)	108	113,670
Tennessee Gas Pipeline Co., 8.38%, 6/15/32	725	1,000,103
Texas Instruments, Inc., 1.65%, 8/03/19	2,000	1,990,878
U.S. Airways Pass-Through Trust, 8.00%, 4/01/21	1,000	1,020,000
UR Financing Escrow Corp., 7.38%, 5/15/20 (a)	320	338,400
Western Gas Partners LP, 4.00%, 7/01/22	700	710,878
Wyndham Worldwide Corp., 2.95%, 3/01/17	1,300	1,309,442
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20 (a)	1,000	1,057,500
10.00%, 7/01/20 (a)	90	96,075

		38,178,537
Total Corporate Bonds – 38.5%		83,766,285

Floating Rate Loan Interests (b)	Par (000)	Value
United States – 8.7%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19	USD 199	$ 199,414
Alpha Topco Ltd. (Formula One), Facility B (USD), 5.75%, 4/28/17	519	519,234
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/21/15	337	335,044
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18	200	197,505
Asurion, LLC (FKA Asurion Corp.), Term Loan (First Lien), 5.50%, 5/24/18	724	721,680
August LUXUK Holding Co. (Schrader), LUX Term Loan (First Lien), 6.25%, 4/27/18	144	144,129
August US Holding Co., Inc. (Schrader), US Term Loan (First Lien), 6.25%, 4/27/18	111	110,871
AWAS Finance Luxembourg 2012 SA, Term B-1 Loan, 4.96%, 6/30/18	1,765	1,760,587
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19	205	204,777
Booz Allen Hamilton, Inc, Initial Tranche B Term Loan, 4.75%, 7/23/19	380	381,140
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/15/17	295	286,815
Cequel Communications, LLC, Term Loan, 4.00%, 2/14/19	214	212,586
Chesapeake Energy Corp., Loan, 8.50%, 12/02/17	580	578,312
Claire’s Stores, Inc., Term B Loan, 3.06%, 5/29/14	200	190,808
Crown Castle Operating Co., Tranche B Term Loan, 4.00%, 1/31/19	249	248,046
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 6.25%, 9/15/17	180	179,460
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13	167	166,485
Federal-Mogul Corp., Tranche B Term Loan, 2.38%, 12/29/14	373	354,219
GMACM Borrower LLC (RFC Borrower LLC):
Term A-1 Loan, 5.00%, 11/18/13	370	371,621
Term A-2 Loan, 7.25%, 11/18/13	65	65,596
HD Supply, Inc., Term Loan, 7.25%, 10/12/17	200	203,250
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18	584	571,382
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	1,247	1,247,168
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18	499	499,364
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13	439	437,843
Kabel Deutschland GmbH, Facility F, 4.25%, 2/01/19	740	737,839
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18	274	263,012
Level 3 Financing, Inc., Tranche B III Term Loan, 5.75%, 9/03/18	400	400,876
Michaels Stores, Inc., B-2 Term Loan, 5.00%, 7/31/16	400	402,168
Nuveen Investments, Inc., First-Lien Incremental Term Loan, 7.25%, 5/13/17	200	200,626
Party City Holdings, Inc., Term Loan, 5.00%, 7/15/19	565	565,706

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	15

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value
PetCo Animal Supplies, Inc., New Loan, 4.50%, 11/24/17	USD 200	$ 199,372
Realogy Corp.:
Extended First-Lien Term Loan, 4.50%, 10/10/16	204	193,268
Extended Synthetic Commitment, 4.70%, 10/10/16	16	15,123
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/01/18	622	624,856
Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.50%, 8/09/18	245	248,578
SeaWorld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17	349	348,101
Sequa Corp.:
Term Loan, 3.72%, 12/03/14	480	473,760
Tranche 1 2011 New Term Loan, 6.25%, 12/03/14	169	169,150
Tervita Corp. (FKA CCS Corp.), Term Loan, 3.45%, 11/14/14	749	734,360
Toys ‘R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18	190	176,700
Wabash National, Initial Term Loan, 6.00%, 5/08/19	339	336,182
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18	1,000	985,250
Weather Channel, Term Loan, 4.25%, 2/13/17	500	500,315
The Yankee Candle Company, Inc., Initial Term Loan, 5.25%, 4/02/19	200	199,861
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 7.13%, 6/30/19	965	975,258
Total Floating Rate Loan Interests – 8.7%		18,937,697

Foreign Agency Obligations
Spain – 0.5%
Autonomous Community of Madrid Spain:
3.00%, 11/05/13	CHF 390	363,987
3.00%, 7/29/14	90	77,620
Autonomous Community of Valencia Spain:
2.13%, 2/22/13	EUR 540	515,243
4.75%, 3/20/14	160	168,419
Total Foreign Agency Obligations – 0.5%		1,125,269

Foreign Government Obligations
Germany – 0.4%
Bundesrepublik Deutschland, 0.50%, 4/07/17	400	496,291
Federal Republic of Germany, 1.00%, 12/14/12	250	308,678

		804,969
Greece – 0.0%
The Hellenic Republic, 0.00%, 10/15/42 (b)	5	20
Italy – 0.7%
Italy Buoni Poliennali Del Tesoro:
3.75%, 8/01/21	400	421,792
4.75%, 9/01/21	300	340,117

Foreign Government Obligations	Par (000)	Value
Italy (concluded)
Republic of Italy:
4.50%, 7/15/15	EUR 300	$ 367,092
4.75%, 6/01/17	400	477,867

		1,606,868
Netherlands – 4.6%
Kingdom of Netherlands:
4.50%, 7/15/17	4,800	6,996,776
1.25%, 1/15/18	2,305	2,898,627

		9,895,403
Spain – 0.9%
Kingdom of Spain, 4.25%, 10/31/16	1,700	1,935,315
Total Foreign Government Obligations – 6.6%		14,242,575

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 4.3%
Netherlands – 0.4%
HIGHWAY BV, Series 2012-1, Class A, 1.27%, 3/26/24 (b)	700	863,232
United Kingdom – 3.9%
Fosse Master Issuer Plc:
Series 2010-3, Class A2, 2.44%, 10/18/54 (b)	GBP 100	158,525
Series 2012-1, Class 2A2, 1.86%, 10/18/54 (a)(b)	1,552	1,561,346
Gemgarto, Series 2012-1, Class A1, 3.96%, 5/14/45 (b)	470	736,885
Gosforth Funding Plc, Series 2012-1, Class A, 2.29%, 12/19/47 (b)	1,420	2,237,464
Lanark Master Issuer Plc, Series 2012-2X, Class 2A, 2.19%, 12/22/54 (b)	890	1,401,308
LEOFRIC Plc, Series 2012-1, Class A, 2.80%, 5/26/50 (b)	589	926,080
Permanent Master Issuer Plc, Series 2010-1X, Class 2A1, 2.13%, 7/15/42 (b)	130	204,315
Silk Road Finance Number Three Plc, Series 2012-1, Class A, 2.24%, 6/21/55 (b)	800	1,255,903

		8,481,826
Total Non-Agency Mortgage-Backed Securities – 4.3%		9,345,058

Preferred Securities
Capital Trusts
Germany – 0.1%
IVG Immobilien AG, 8.00% (c)	EUR 200	110,737
Netherlands – 0.2%
Achmea BV, 5.13% (c)	490	495,703
United States – 0.9%
General Electric Capital Corp., 6.25% (c)	USD 2,000	2,045,840
Total Capital Trusts – 1.2%		2,652,280

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value
Trust Preferreds
United States – 0.5%
Stanley Black & Decker, Inc., 5.75%, 7/25/52	40	$ 1,037,600
Total Preferred Securities – 1.7%		3,689,880

U.S. Treasury Obligations – 0.1%	Par (000)
U.S. Treasury Notes, 2.13%, 8/15/21	USD 240	255,675
Total Long-Term Investments
(Cost – $129,810,866) – 60.4%		131,362,439

Short-Term Securities
Borrowed Bond Agreements – 16.6%
Barclays Plc:
(0.48)%, Open	EUR 682	839,110
(0.25)%, Open	474	582,862
(0.25)%, Open	160	197,222
(0.25)%, Open	107	131,481
(0.18)%, Open	1,173	1,443,361
(0.08)%, Open	1,091	1,342,970
0.00%, 12/27/12	1,434	1,763,882
0.00%, Open	805	990,202
0.00%, Open	128	157,596
0.02%, Open	2,445	3,008,669
0.03%, Open	131	161,258
0.05%, Open	1,316	1,619,329
0.05%, Open	500	615,264
0.05%, Open	396	487,381
0.05%, Open	247	303,488
0.15%, Open	142	174,809
BNP Paribas SA:
(0.04)%, Open	USD 1,225	1,224,575
0.09%, Open	710	709,500
Credit Suisse Group AG:
0.12%, Open	1,433	1,432,640
0.13%, Open	6,465	6,465,375
0.13%, Open	1,009	1,009,075
0.15%, Open	884	883,894
0.16%, Open	4,689	4,688,935
0.21%, Open	658	658,350
Deutsche Bank AG:
0.14%, Open	2,500	2,500,000
0.16%, Open	2,771	2,770,625

		36,161,853
	Shares
Money Market Funds – 43.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (d)(e)	93,785,586	93,785,586
Total Short-Term Securities (Cost – $130,168,850) – 59.7%		129,947,439

Options Purchased	Contracts	Value
Exchange-Traded Put Options – 0.0%
EURO STOXX 50 (Price) Index, Strike Price USD 2,175, Expires 8/17/12	43	$ 6,296
EURO STOXX 50 (Price) Index, Strike Price USD 2,250, Expires 9/21/12	22	15,646

		21,942
	Notional Amount (000)
Over-the-Counter Put Options – 0.0%
EUR Currency, Strike Price USD 1.22, Expires 8/14/12, Broker UBS AG	EUR 500	2,298
EUR Currency, Strike Price USD 1.22, Expires 8/28/12, Broker UBS AG	2,790	27,273

		29,571
Total Options Purchased
(Cost – $92,581) – 0.0%		51,513
Total Investments Before Options Written, Borrowed Bonds and Securities Sold Short (Cost – $260,072,297) – 120.1%		261,361,391

Options Written
Over-the-Counter Credit Default Call Swaptions – (0.0)%
Bought credit default protection on iTraxx Europe Crossover Series 17 Version 1, Strike Price USD 575, Expires 9/19/12, Broker Citigroup Inc.	500	(2,975)
Bought credit default protection on iTraxx Europe Crossover Series 17 Version 1, Strike Price USD 600, Expires 8/15/12, Broker Citigroup Inc.	1,180	(4,486)
Total Options Written
(Premiums Received – $ 9,155) – (0.0)%		(7,461)

Borrowed Bonds	Par (000)
Foreign Government Obligations – (4.7)%
Kingdom of Belgium:
3.25%, 9/28/16	135	(180,489)
4.25%, 9/28/21	500	(705,198)
5.50%, 9/28/17	110	(162,657)
Kingdom of Spain:
3.40%, 4/30/14	240	(287,227)
4.00%, 4/30/20	450	(469,377)
4.60%, 7/30/19	1,220	(1,335,674)
4.85%, 10/31/20	845	(920,193)
Republic of France:
3.75%, 4/25/17	115	(160,655)
4.25%, 10/25/17	4,135	(5,926,695)

		(10,148,165)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	17

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Borrowed Bonds	Par (000)		Value
U.S. Treasury Obligations – (10.9)%
U.S. Treasury Bonds:
3.13%, 11/15/41-2/15/42	USD	1,535	$(1,710,959)
3.75%, 8/15/41		645	(805,544)
U.S. Treasury Notes:
0.38%, 4/15/15		2,500	(2,507,618)
0.63%, 5/31/17		885	(887,144)
0.75%, 6/30/17		2,750	(2,771,269)
0.88%, 2/28/17		1,220	(1,238,967)
1.75%, 5/15/22		7,300	(7,472,236)
2.00%, 11/15/21-2/15/22		5,977	(6,274,481)

			(23,668,218)
Total Borrowed Bonds (Proceeds – $33,399,500) – (15.6)%			(33,816,383)

Securities Sold Short
U.S. Treasury Obligations – (0.9)%
U.S. Treasury Notes,
0.88%, 7/31/19		2,000	(1,985,000)
Total Securities Sold Short (Proceeds – $1,983,984) – (0.9)%			(1,985,000)
Total Investments Net of Options Written, Borrowed Bonds and Securities Sold Short – 103.6%			225,552,547
Liabilities in Excess of Other Assets – (3.6)%			(7,923,735)

Net Assets – 100.0%			$217,628,812

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at July 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	93,785,586	93,785,586	$723	$83,067

(e)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 250,000	USD	306,398	BNP Paribas SA	8/02/12	$ 1,204
GBP 800,000	USD	1,256,850	Credit Suisse Group AG	8/02/12	(2,578)
USD 1,866,735	CHF	1,778,000	Citigroup, Inc.	10/17/12	41,679
USD 62,839	CHF	62,000	Credit Suisse Group AG	10/17/12	(802)
USD 492,985	CHF	482,000	Royal Bank of Scotland Group Plc	10/17/12	(1,771)

Currency Purchased	Currency Sold		Counter- party	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,256,765	GBP	800,000	Credit Suisse Group AG	10/17/12	$ 2,520
USD 294,531	GBP	190,000	Deutsche Bank AG	10/17/12	(3,353)
USD 13,551,623	GBP	8,729,500	UBS AG	10/17/12	(134,536)
USD 1,538,878	GBP	992,000	UBS AG	10/17/12	(16,386)
USD 306,724	EUR	250,000	BNP Paribas SA	10/22/12	(1,207)
USD 36,551,351	EUR	29,813,500	Citigroup, Inc.	10/22/12	(170,620)
USD 501,534	EUR	408,000	Citigroup, Inc.	10/22/12	(1,009)
Total					$(286,859)

—	Financial futures contracts sold as of July 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
2	Euro-Schatz	Eurex	September 2012	USD 273,015	$ (760)
38	Gilt British	London	September 2012	USD 7,261,357	(139,883)
63	Euro-Bobl	Eurex	September 2012	USD 9,902,613	(69,533)
11	Euro-Bund	Eurex	September 2012	USD 1,956,677	(31,249)
Total					$(241,425)

—	Credit default swaps on single-name issues - buy protection outstanding as of July 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Banco Santander SA	3.00%	BNP Paribas SA	9/20/15	EUR 100	$ (140)

Halliburton Co.	1.00%	Bank of America Corp.	12/20/16	USD 575	(8,311)

Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD 500	(28,862)

Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD 200	(10,692)

Republic of Ireland	1.00%	Citigroup, Inc.	3/20/17	USD 500	(10,100)

Banco de Sabadell SA	5.00%	BNP Paribas SA	6/20/17	EUR 185	12,632

La Caixa	3.00%	BNP Paribas SA	6/20/17	EUR 185	13,394

La Caixa	3.00%	BNP Paribas SA	6/20/17	EUR 140	9,765

Lloyds TSB Bank Plc	3.00%	Morgan Stanley	6/20/17	EUR 730	(45,038)

Svenska Cellulosa Aktiebolaget SCA	1.00%	Morgan Stanley	6/20/17	EUR 125	(182)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Republic of Portugal	1.00%	Citigroup, Inc.	6/20/17	USD 1,000	$ (74,278)

Southwest Airline Co.	1.00%	Credit Suisse Group AG	6/20/17	USD 500	(7,499)

Clariant AG	1.00%	Barclays Plc	9/20/17	EUR 350	(7,056)

Compagnie Financiere Michelin	1.00%	Barclays Plc	9/20/17	EUR 620	(2,508)

Saint-Gobain Nederland BV	1.00%	Barclays Plc	9/20/17	EUR 125	1,730

Banco Santander SA	3.00%	BNP Paribas SA	9/20/17	EUR 900	3,064

Banco Santander SA	3.00%	BNP Paribas SA	9/20/17	EUR 300	(1,760)

Barclays Bank Plc	1.00%	BNP Paribas SA	9/20/17	EUR 500	971

Peugeot SA	5.00%	BNP Paribas SA	9/20/17	EUR 638	(20,818)

Royal Bank of Scotland	5.00%	BNP Paribas SA	9/20/17	EUR 700	(23,984)

UPM-Kymmene Oyj	5.00%	BNP Paribas SA	9/20/17	EUR 440	11,412

Valeo SA	1.00%	BNP Paribas SA	9/20/17	EUR 830	(17,855)

Veolia Environnement SA	1.00%	BNP Paribas SA	9/20/17	EUR 375	(7,529)

Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR 420	(14,032)

Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR 230	338

Peugeot SA	5.00%	Citigroup, Inc.	9/20/17	EUR 1,070	(28,354)

Telekom Austria AG	1.00%	Citigroup, Inc.	9/20/17	EUR 820	(2,840)

Telenor ASA	1.00%	Citigroup, Inc.	9/20/17	EUR 1,270	(1,742)

Wolters Kluwer NV	1.00%	Citigroup, Inc.	9/20/17	EUR 500	(5,568)

Bertelsmann AG	1.00%	Credit Suisse Group AG	9/20/17	EUR 500	(3,810)

Issuer	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/17	EUR 300	$ 182

Koninklijke DSM NV	1.00%	Deutsche Bank AG	9/20/17	EUR 500	(5,258)

Lloyds TSB Bank Plc	5.00%	Deutsche Bank AG	9/20/17	EUR 375	(16,669)

Telekom Austria AG	1.00%	Deutsche Bank AG	9/20/17	EUR 1,000	(4,259)

Clariant AG	1.00%	JPMorgan Chase & Co.	9/20/17	EUR 410	(5,415)

Deutsche Bank AG	1.00%	JPMorgan Chase & Co.	9/20/17	EUR 500	(8,270)

Royal Bank of Scotland	5.00%	JPMorgan Chase & Co.	9/20/17	EUR 650	(21,877)

Societe Generale SA	3.00%	JPMorgan Chase & Co.	9/20/17	EUR 400	(2,520)

Telenor ASA	1.00%	JPMorgan Chase & Co.	9/20/17	EUR 250	(1,332)

Banco Bilbao Vizcaya Argentaria SA	3.00%	UBS AG	9/20/17	EUR 210	(7,461)

Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD 1,000	(20,011)

Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD 665	(8,941)

Kingdom of Spain	1.00%	BNP Paribas SA	9/20/17	USD 1,020	(1,051)

Lockheed Martin Corp.	1.00%	BNP Paribas SA	9/20/17	USD 750	(3,231)

Northorp Grumman Corp.	1.00%	BNP Paribas SA	9/20/17	USD 750	(1,808)

The Hartford Financial Services Group, Inc.	1.00%	Citigroup, Inc.	9/20/17	USD 2,000	(111)

Republic of Ireland	1.00%	Citigroup, Inc.	9/20/17	USD 1,200	(19,970)

Hewlett- Packard Co.	1.00%	Credit Suisse Group AG	9/20/17	USD 500	13,446

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Hewlett- Packard Co.	1.00%	JPMorgan Chase & Co.	9/20/17	USD 1,000	$ 26,560

Johnson Controls, Inc.	1.00%	JPMorgan Chase & Co.	9/20/17	USD 1,000	9,152

Johnson Controls, Inc.	1.00%	JPMorgan Chase & Co.	9/20/17	USD 500	2,191

Total					$(346,305)

—	Credit default swaps on single-name issues - sold protection outstanding as of July 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expira- tion Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation (Depre- ciation)

Hellenic Telecomm- unications Organiz- ation SA	5.00%	Citigroup, Inc.	6/20/13	B-	EUR 120	$ 11,454

Hellenic Telecomm- unications Organiz- ation SA	5.00%	Citigroup, Inc.	6/20/13	B-	EUR 80	1,215

Hellenic Telecomm- unications Organiz- ation SA	5.00%	JPMorgan Chase & Co.	6/20/13	B-	EUR 250	(27,927)

Hellenic Telecomm- unications Organiza- tion SA	5.00%	JPMorgan Chase & Co.	6/20/13	B-	EUR 200	10,078

ARA- MARK Corp.	5.00%	BNP Paribas SA	12/20/16	B	USD 250	32,147

Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	BBB+	USD 500	458

Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	BBB+	USD 200	(429)

Sunrise Communi-cations Holdings SA	5.00%	Credit Suisse Group AG	3/20/17	B-	EUR 500	24,676

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH	5.00%	Barclays Plc	6/20/17	B-	EUR 290	20,538

Issuer	Receive Fixed Rate	Counter- party	Expira- tion Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Sunrise Communi-cations Holdings SA	5.00%	Citigroup, Inc.	6/20/17	B-	EUR 290	$17,648

Virgin Media Secured Finance Plc	5.00%	Citigroup, Inc.	6/20/17	BB-	EUR 330	12,898

Virgin Media Secured Finance Plc	5.00%	Citigroup, Inc.	6/20/17	BB-	EUR 290	18,570

Lloyds TSB Bank Plc	5.00%	Morgan Stanley	6/20/17	BBB-	EUR 375	33,381

Ardagh Packaging Finance Plc	5.00%	Barclays Plc	9/20/17	B-	EUR 90	1,034

BASF SE	1.00%	Barclays Plc	9/20/17	A+	EUR 500	3,166

Continental AG	5.00%	Barclays Plc	9/20/17	BB-	EUR 620	638

France Telecom SA	1.00%	Barclays Plc	9/20/17	A-	EUR 590	10,402

Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR 300	2,624

Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR 275	10,497

Iberdrola SA	1.00%	Barclays Plc	9/20/17	BBB+	EUR 1,020	(1,515)

Iberdrola SA	1.00%	Barclays Plc	9/20/17	BBB+	EUR 300	3,941

Iberdrola SA	1.00%	Barclays Plc	9/20/17	BBB+	EUR 275	10,564

Kingfisher Plc	1.00%	Barclays Plc	9/20/17	BBB-	EUR 400	3,977

Repsol International Finance BV	1.00%	Barclays Plc	9/20/17	BBB-	EUR 275	13,681

Alstom SA	1.00%	BNP Paribas SA	9/20/17	BBB	EUR 830	25,002

Continental AG	5.00%	BNP Paribas SA	9/20/17	BB-	EUR 620	21,689

Credit Suisse Group AG	1.00%	BNP Paribas SA	9/20/17	A	EUR 1,000	21,883

Lloyds TSB Bank Plc	5.00%	BNP Paribas SA	9/20/17	BBB-	EUR 700	27,668

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer	Rece- ive Fixed Rate	Counter- party	Expira- tion Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation (Depre- ciation)

Stora Enso Oyj	5.00%	BNP Paribas SA	9/20/17	BB	EUR 440	$ (15,743)

Anheuser-Busch InBev NV	1.00%	Citigroup, Inc.	9/20/17	A	EUR 654	12,845

BNP Paribas SA	1.00%	Citigroup, Inc.	9/20/17	AA-	EUR 400	1,208

France Telecom SA	1.00%	Citigroup, Inc.	9/20/17	A-	EUR 820	3,345

Imperial Tobacco Group Plc	1.00%	Citigroup, Inc.	9/20/17	BBB	EUR 500	5,134

Vodafone Group Plc	1.00%	Citigroup, Inc.	9/20/17	A-	EUR 100	803

Ardagh Packaging Finance Plc	5.00%	Credit Suisse Group AG	9/20/17	B-	EUR 140	2,034

Deutsche Telekom AG	1.00%	Deutsche Bank AG	9/20/17	BBB+	EUR 115	1,213

E.ON AG	1.00%	Deutsche Bank AG	9/20/17	A-	EUR 500	5,830

Lloyds TSB Bank Plc	5.00%	Deutsche Bank AG	9/20/17	BBB-	EUR 650	28,893

Finmeccanica SpA	5.00%	UBS AG	9/20/17	BBB-	EUR 350	7,823

Lincoln National Corp.	1.00%	Citigroup, Inc.	9/20/17	A-	USD 2,000	111

Republic of Italy	1.00%	Citigroup, Inc.	9/20/17	BBB+	USD 1,200	8,801

Total						$ 372,255

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of July 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

iTraxx Europe Series 9 3-6%	5.00%	JPMorgan Chase & Co.	6/20/15	EUR 1,470	$ 77,825

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

iTraxx Europe Crossover Series 16 Version 1	5.00%	Citigroup, Inc.	12/20/16	EUR 432	$ (31,617)

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse Group AG	12/20/16	USD 4,000	(91,798)

CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley	12/20/16	USD 1,000	(3,266)

iTraxx Financials Series 17 Version 1	1.00%	Citigroup, Inc.	6/20/17	EUR 130	(1,970)

iTraxx Financials Series 17 Version 1	1.00%	Deutsche Bank AG	6/20/17	EUR 2,465	(4,145)

iTraxx Financials Series 17 Version 1	1.00%	Deutsche Bank AG	6/20/17	EUR 630	(7,810)

iTraxx Europe Series 17 Version 1	1.00%	JPMorgan Chase & Co.	6/20/17	EUR 4,250	(28,660)

iTraxx Europe Series 17 Version 1	1.00%	UBS AG	6/20/17	EUR 4,550	106,746

iTraxx Europe Series 17 Version 1	1.00%	UBS AG	6/20/17	EUR 540	(5,250)

iTraxx Europe Crossover Series 17 Version 1	5.00%	Citigroup, Inc.	6/20/17	EUR 1,850	52,920

iTraxx Europe Crossover Series 17 Version 1	5.00%	Citigroup, Inc.	6/20/17	EUR 650	(12,002)

iTraxx Europe Crossover Series 17 Version 1	5.00%	JPMorgan Chase & Co.	6/20/17	EUR 450	(18,404)

CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse Group AG	6/20/17	USD 7,500	(82,189)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Index	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

CDX.NA.IG Series 18 Version 1	1.00%	JPMorgan Chase & Co.	6/20/17	USD 5,000	$ (16,307)

CDX.NA.HY Series 18 Version 2	5.00%	Barclays Plc	6/20/17	USD 4,950	(69,778)

CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD 2,475	(76,889)

CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD 1,485	(63,395)

CDX.NA.HY Series 18 Version 2	5.00%	Morgan Stanley	6/20/17	USD 495	(4,304)
Total					$(280,293)

—	Credit default swaps on traded indexes - sold protection outstanding as of July 31, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expira- tion Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

iTraxx Europe Series 9 0-3%	5.00%	JPMorgan Chase & Co.	6/20/13	A-	EUR 570	$ 12,543

iTraxx Europe Series 9 0-3%	5.00%	Morgan Stanley	6/20/13	A-	EUR 290	50,563

iTraxx Europe Crossover Series 16 Version 1	5.00%	JPMorgan Chase & Co.	12/20/16	B+	EUR 360	10,461

iTraxx Europe Crossover Series 16 Version 1	5.00%	JPMorgan Chase & Co.	12/20/16	B+	EUR 72	2,047

CDX.NA.HY Series 17 Version 5	5.00%	Credit Suisse Group AG	12/20/16	B+	USD 960	60,258

CDX.NA.HY Series 17 Version 5	5.00%	Credit Suisse Group AG	12/20/16	B+	USD 960	39,314

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse Group AG	12/20/16	BBB+	USD 5,000	95,575

Index	Receive Fixed Rate	Counter- party	Expira- tion Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

iTraxx Europe Crossover Series 17 Version 1	5.00%	Citigroup, Inc.	6/20/17	BB-	EUR 900	$ 22,701

iTraxx Europe Series 17 Version 1	1.00%	Citigroup, Inc.	6/20/17	A-	EUR 3,000	40,166

iTraxx Europe Crossover Series 17 Version 1	5.00%	Deutsche Bank AG	6/20/17	BB-	EUR 930	39,419

iTraxx Europe Crossover Series 17 Version 1	5.00%	Deutsche Bank AG	6/20/17	BB-	EUR 850	29,924

iTraxx Europe Crossover Series 17 Version 1	5.00%	JPMorgan Chase & Co.	6/20/17	BB-	EUR 900	27,097

iTraxx Financials Series 17 Version 1	1.00%	JPMorgan Chase & Co.	6/20/17	A	EUR 490	3,375

iTraxx Financials Series 17 Version 1	1.00%	JPMorgan Chase & Co.	6/20/17	A	EUR 410	2,823

iTraxx Europe Series 17 Version 1	1.00%	Morgan Stanley	6/20/17	A-	EUR 750	12,741

CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	B+	USD 1,485	74,923
Total						$523,930

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$ 83,766,285	–	$ 83,766,285
Floating Rate Loan Interests	–	17,979,860	$ 957,837	18,937,697
Foreign Agency Oblig- ations	–	1,125,269	–	1,125,269
Foreign Gover- nment Oblig- ations	–	14,242,575	–	14,242,575
Non-Agency Mortgage- Backed Securities	–	8,608,173	736,885	9,345,058
Preferred Securities	$ 1,037,600	2,652,280	–	3,689,880
U.S. Treasury Oblig- ations	–	255,675	–	255,675
Short-Term Securities:
Borrowed Bond Agree- ments	–	36,161,853	–	36,161,853
Money Market Funds	93,785,586	–	–	93,785,586
Liabilities:
Investments:
Borrowed Bonds	–	(33,816,383)	–	(33,816,383)
Securities Sold Short	–	(1,985,000)	–	(1,985,000)

Total	$ 94,823,186	$128,990,587	$ 1,694,722	$225,508,495

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$1,284,127	–	$1,284,127
Foreign currency exchange contracts	$1,204	73,770	–	74,974
Equity contracts	–	21,942	–	21,942
Liabilities:
Credit contracts	–	(1,022,001)	–	(1,022,001)
Foreign currency exchange contracts	(2,578)	(329,684)	–	(332,262)
Interest rate contracts	(241,425)	–	–	(241,425)

Total	$(242,799)	$28,154	–	$(214,645)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$2,017,328	–	–	$2,017,328
Cash pledged as collateral for financial futures contracts	275,000	–	–	275,000
Cash pledged as collateral for borrowed bond agreements	270,000	–	–	270,000
Liabilities:
Bank overdraft	–	$(6,006)	–	(6,006)

Total	$2,562,328	$(6,006)	–	$2,556,322

There were no transfers between levels during the period ended July 31, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	23

Statements of Assets and Liabilities

July 31, 2012	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund
Assets
Investments at value – unaffiliated[2]	$85,356,627	$167,575,805
Investments at value – affiliated[3]	1,457,853	93,785,586
Cash pledged as collateral for financial futures contracts	–	275,000
Cash pledged as collateral for borrowed bond agreements	–	270,000
Foreign currency at value[4]	5,135	2,017,328
Investments sold receivable	369,975	8,673,008
Swap premiums paid	–	4,063,464
Unrealized appreciation on foreign currency exchange contracts	7	45,403
Unrealized appreciation on swaps	–	1,284,127
Capital shares sold receivable	289,646	1,985,381
Deferred offering costs	31,748	24,342
Dividends receivable	27,674	–
Interest receivable	22,559	1,207,433
Receivable from advisor	6,630	34,819
Dividends receivable – affiliated	230	12,567
Prepaid expenses	11,132	17,999

Total assets	87,579,216	281,272,262

Liabilities
Bank overdraft	–	6,006
Options written at value[5]	–	7,461
Investments sold short at value[6]	–	1,985,000
Borrowed bonds at value[7]	–	33,816,383
Variation margin payable	–	98,132
Investments purchased payable	403,879	22,200,631
Swap premiums received	–	2,877,400
Unrealized depreciation on foreign currency exchange contracts	322	332,262
Unrealized depreciation on swaps	–	1,014,540
Interest expense payable	–	360,976
Income dividends payable	–	73,060
Offering costs payable	110,789	63,368
Professional fees payable	51,673	59,877
Investment advisory fees payable	40,075	148,328
Capital shares redeemed payable	23,030	498,290
Service and distribution fees payable	10,082	23,388
Other affiliates payable	2,549	7,795
Officer’s and Trustees’ fees payable	1,206	751
Other accrued expenses payable	36,967	69,802

Total liabilities	680,572	63,643,450

Net Assets	$86,898,644	$217,628,812

Net Assets Consist of
Paid-in capital	$91,391,654	$213,863,660
Undistributed net investment income	33,083	1,685,227
Accumulated net realized gain (loss)	(1,475,300)	1,482,061
Net unrealized appreciation/depreciation	(3,050,793)	597,864

Net Assets	$86,898,644	$217,628,812

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$88,407,745	$166,286,711
[3] Investments at cost – affiliated	$1,457,853	$93,785,586
[4] Foreign currency at cost	$5,123	$2,008,313
[5] Premiums received	–	$9,155
[6] Proceeds received from investments sold short	–	$1,983,984
[7] Proceeds received from borrowed bond agreements	–	$33,399,501

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2012

Statements of Assets and Liabilities (concluded)

July 31, 2012	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Net Asset Value

Institutional
Net assets	$62,974,288	$133,444,392

Shares outstanding[2]	6,340,541	12,933,331

Net asset value	$9.93	$10.32

Investor A
Net assets	$15,273,608	$71,052,574

Shares outstanding[2]	1,538,511	6,896,260

Net asset value	$9.93	$10.30

Investor C
Net assets	$8,650,748	$13,131,846

Shares outstanding[2]	876,670	1,280,055

Net asset value	$9.87	$10.26

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	25

Statements of Operations

Period Ended July 31, 2012	BlackRock Commodity Strategies Fund[1,2]	BlackRock Global Long/Short Credit Fund[3]
Investment Income
Dividends – unaffiliated	$673,582	–
Foreign taxes withheld	(31,047)	–
Dividends – affiliated	3,622	$83,067
Interest	61,931	2,023,505

Total income	708,088	2,106,572

Expenses
Investment advisory	663,698	907,811
Organization and offering	201,724	179,676
Professional	73,005	62,298
Service and distribution – class specific	57,003	101,499
Administration	43,285	71,669
Transfer agent – class specific	38,391	75,002
Administration – class specific	14,334	23,584
Printing	8,935	10,792
Custodian	7,015	11,824
Registration	6,876	13,649
Officer and Trustees	4,431	5,050
Miscellaneous	25,835	41,478

Total expenses excluding interest expense	1,144,532	1,504,332
Interest expense	–	252,363

Total expenses	1,144,532	1,756,695
Less fees waived by advisor	(257,862)	(129,889)
Less administration fees waived – class specific	(9,418)	(18,428)
Less transfer agent fees waived – class specific	(505)	(413)
Less transfer agent fees reimbursed – class specific	(23,661)	(50,705)
Less expenses reimbursed by advisor	(51,911)	(69,677)

Total expenses after fees waived and reimbursed	801,175	1,487,583

Net investment income (loss)	(93,087)	618,989

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(54,968)	1,762,786
Capital gain distributions received from affiliated underlying funds	60	723
Options written	–	169,916
Financial futures contracts	–	(421,499)
Swaps	–	120,795
Foreign currency transactions	6,361	1,296,658
Borrowed bond agreements	–	10,041

	(48,547)	2,939,420

Net change in unrealized appreciation/depreciation on:
Investments	(3,051,118)	1,289,094
Options written	–	1,694
Financial futures contracts	–	(241,425)
Swaps	–	269,587
Foreign currency translations	325	(303,188)
Securities sold short	–	(1,016)
Borrowed bond agreements	–	(416,882)

	(3,050,793)	597,864

Total realized and unrealized gain (loss)	(3,099,340)	3,537,284

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,192,427)	$4,156,273

[1]	Commenced operations on October 3, 2011.
[2]	Consolidated Statement of Operations.
[3]	Commenced operations on September 30, 2011.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2012

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund
Increase in Net Assets:	Period October 3, 2011[2] to July 31, 2012	Period September 30, 2011[2] to July 31, 2012
Operations
Net investment income (loss)	$(93,087)	$618,989
Net realized gain (loss)	(48,547)	2,939,420
Net change in unrealized appreciation/depreciation	(3,050,793)	597,864

Net increase (decrease) in net assets resulting from operations	(3,192,427)	4,156,273

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(29,207)	(320,151)
Investor A	(793)	(116,668)
Investor C	–	(9,593)
Net realized gain:
Institutional	(1,302,498)	(44,796)
Investor A	(63,444)	(6,528)
Investor C	(54,453)	(3,383)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,450,395)	(501,119)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	91,541,466	213,973,658

Net Assets
Total increase in net assets	86,898,644	217,628,812
Beginning of period	–	–

End of period	$86,898,644	$217,628,812

Undistributed net investment income	$33,083	$1,685,227

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	27

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

		Period October 3, 2011[1] to July 31, 2012

	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Net investment loss[2]	(0.01)	(0.02)	(0.08)
Net realized and unrealized gain	0.22	0.22	0.22

Net increase from investment operations	0.21	0.20	0.14

Dividends and distributions from:
Net investment income	(0.01)	(0.00)[3]	–
Net realized gain	(0.27)	(0.27)	(0.27)

Total dividends and distributions	(0.28)	(0.27)	(0.27)

Net asset value, end of period	$ 9.93	$ 9.93	$ 9.87

Total Investment Return[4,5]
Based on net asset value	2.00%	1.97%	1.29%

Ratios to Average Net Assets[6]
Total expenses[7]	1.87%	2.08%	2.85%

Total expenses after fees waived and reimbursed	1.30%	1.50%	2.24%

Net investment loss	(0.08)%	(0.26)%	(0.97)%

Supplemental Data
Net assets, end of period (000)	$ 62,974	$ 15,274	$ 8,651

Portfolio turnover	127%	127%	127%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.89%, 2.08% and 2.85%, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2012

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Period September 30, 2011[1] to July 31, 2012

	Institutional	Investor A	Investor C

Per Share Operating Performance

Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income (loss)[2]	0.06	0.06	(0.01)
Net realized and unrealized gain	0.30	0.28	0.29

Net increase from investment operations	0.36	0.34	0.28

Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.01)
Net realized gain	(0.01)	(0.01)	(0.01)

Total dividends and distributions	(0.04)	(0.04)	(0.02)

Net asset value, end of period	$10.32	$10.30	$10.26

Total Investment Return[3,4]

Based on net asset value	3.55%	3.32%	2.79%

Ratios to Average Net Assets[5]

Total expenses[6]	1.73%	1.93%	2.66%

Total expenses after fees waived and reimbursed	1.46%	1.66%	2.40%

Total expenses after fees waived, reimbursed and excluding interest expense	1.20%	1.39%	2.14%

Net investment income (loss)	0.70%	0.67%	(0.16)%

Supplemental Data

Net assets, end of period (000)	$133,444	$71,053	$13,132

Portfolio turnover	355%	355%	355%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.75%, 1.93% and 2.66%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2012	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Commodity Strategies is classified as non-diversified. Global Long/Short Credit is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of Commodity Strategies, which primarily invests in commodity-related instruments. The Subsidiary enables Commodity Strategies to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. Commodity Strategies may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Commodity Strategies.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from

30	BLACKROCK FUNDS	JULY 31, 2012

Notes to Financial Statements (continued)

the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain

(loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Commodity-Linked Notes: Commodity Strategies invests in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, Commodity Strategies purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. Performance of a particular commodity index will affect the value of the commodity-linked note. The value of the commodity-linked note is generally based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. Commodity Strategies has the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Consolidated Statement of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations. Interest accruals are included in interest income on the Consolidated Statement of Operations. Commodity Strategies realizes a gain or loss when a commodity-linked note is sold or matures.

Capital Trusts: Global Long/Short Credit may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

BLACKROCK FUNDS	JULY 31, 2012	31

Notes to Financial Statements (continued)

Floating Rate Loan Interests: Global Long/Short Credit may invest in floating rate loan interests. The floating rate loan interests Global Long/ Short Credit holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Global Long/Short Credit may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR, the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. Global Long/Short Credit considers these investments to be investments in debt securities for purposes of its investment policies.

When Global Long/Short Credit purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, Global Long/Short Credit may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by Global Long/Short Credit upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. Global Long/Short Credit may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Global Long/Short Credit may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in Global Long/Short Credit having a contractual relationship only with the lender, not with the borrower. Global Long/Short Credit will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, Global Long/Short Credit generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and Global Long/Short Credit may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, Global Long/Short Credit will assume the credit risk of both the borrower and the lender that is selling the Participation. Global Long/ Short Credit’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions.

In the event of the insolvency of the lender selling the Participation, Global Long/Short Credit may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in Global Long/Short Credit having a direct contractual relationship with the borrower, and Global Long/Short Credit may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Global Long/Short Credit may enter into borrowed bond agreements. In a borrowed bond agreement, Global Long/Short Credit borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and Global Long/Short Credit, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between Global Long/Short Credit and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by Global Long/Short Credit may be limited if the value of an investment purchased with the cash collateral by the lender decreases. Global Long/Short Credit may also experience delays in gaining access to the collateral.

Short Sales: Global Long/Short Credit may enter into short sale transactions in which Global Long/Short Credit sells a security it does not hold in anticipation of a decline in the market price of that security. When Global Long/Short Credit makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by Global Long/Short Credit is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. Global Long/Short Credit is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. Global Long/Short Credit may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. Global Long/Short Credit maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Global Long/Short Credit may receive interest on its cash collateral deposited with the broker-dealer. Global Long/ Short Credit is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically

32	BLACKROCK FUNDS	JULY 31, 2012

Notes to Financial Statements (continued)

unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which Global Long/Short Credit sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance Global Long/Short Credit will be able to close out a short position at a particular time or at an acceptable price

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed Commodity Strategies and Global Long/Short Credit $51,911 and $69,677, respectively, in organization costs which are shown as expenses reimbursed by advisor in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or

BLACKROCK FUNDS	JULY 31, 2012	33

Notes to Financial Statements (continued)

if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Global Long/Short Credit purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Global Long/Short Credit and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Global Long/ Short Credit agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Global Long/Short Credit as unrealized appreciation or depreciation. When the contract is closed, Global Long/Short Credit records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: Global Long/Short Credit purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When Global Long/Short Credit purchases (writes) an option, an amount equal to the premium paid (received) by Global Long/Short Credit is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or Global Long/Short Credit enters into a closing transaction), Global Long/Short Credit realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When Global Long/Short Credit writes a call option, such option is “covered,” meaning that Global Long/Short Credit holds the underlying instrument subject to being called by the

34	BLACKROCK FUNDS	JULY 31, 2012

Notes to Financial Statements (continued)

option counterparty. When Global Long/Short Credit writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Global Long/Short Credit also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by Global Long/Short Credit but not yet delivered, or committed or anticipated to be purchased by Global Long/Short Credit.

In purchasing and writing options, Global Long/Short Credit bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Global Long/Short Credit may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Global Long/Short Credit purchasing or selling a security at a price different from the current market value.

Swaps: Global Long/Short Credit enters into swap agreements, in which Global Long/Short Credit and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, Global Long/Short Credit typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clear-inghouse reducing or eliminating Global Long/Short Credit’s exposure to the credit risk of the counterparty. These payments received or made by Global Long/Short Credit are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, Global Long/Short Credit will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and Global Long/Short Credit’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – Global Long/Short Credit enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Global Long/Short Credit enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Global Long/ Short Credit may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, Global Long/Short Credit will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, Global Long/Short Credit will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps – Global Long/Short Credit enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are

BLACKROCK FUNDS	JULY 31, 2012	35

Notes to Financial Statements (continued)

agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2012
	Asset Derivatives
		Commodity Strategies		Global Long/Short Credit
	Statements of Assets and Liabilities Location		Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated[1]	$ 7		$74,974
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	–		5,347,591
Equity contracts	Investments at value – unaffiliated[1]	–		21,942
Total		$ 7		$5,444,507

[1]	Includes options purchased at value as reported in the Schedules of Investments.

	Liability Derivatives
		Commodity Strategies		Global Long/Short Credit
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[2]	–		$(241,425)
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(322)		(332,262)
Credit contracts	Unrealized depreciation on swaps; Swap premiums received; Options written at value	–		(3,899,401)
Total		$(322)		$(4,473,088)

[2]

Includes cumulative appreciation/depreciation of financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended July 31, 2012
	Net Realized Gain (Loss) From
	Commodity Strategies	Global Long/Short Credit
Interest rate contracts:
Financial futures contracts	–	$ (411,019)
Swaps	–	67,506
Options[3]	–	(365,713)
Foreign currency exchange contracts:
Foreign currency transactions	$70,002	1,569,739
Options[3]	–	(6,294)
Credit contracts:
Swaps	–	53,289
Options	–	19,286
Equity contracts:
Financial futures contracts	–	(10,480)
Options[3]	–	68,993

Total	$70,002	$ 985,307

	Net Change in Unrealized Appreciation/Depreciation on
	Commodity Strategies	Global Long/Short Credit
Interest rate contracts:
Financial futures contracts	–	$(241,425)
Foreign currency exchange contracts:
Foreign currency translations	$(315)	(286,859)
Options[3]	–	(11,312)
Credit contracts:
Swaps	–	269,587
Options	–	1,694
Equity contracts:
Options[3]	–	(29,756)

Total	$(315)	$(298,071)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

36	BLACKROCK FUNDS	JULY 31, 2012

Notes to Financial Statements (continued)

For the period ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Commodity Strategies	Global Long/Short Credit
Financial futures contracts:
Average number of contracts sold	–	56
Average notional value of contracts sold	–	$9,234,418
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	7
Average number of contracts - US dollars sold	7	2
Average US dollar amounts purchased	$ 74,752	$24,612,638
Average US dollar amounts sold	$227,530	$808,344
Options:
Average number of option contracts purchased	–	2
Average number of option contracts written	–	1
Average notional value of option contracts purchased	–	$1,835,571
Average notional value of option contracts written	–	$325,000
Average number of swaption contracts purchased	–	1
Average number of swaption contracts written	–	2
Average notional value of swaption contracts purchased	–	$627,011
Average notional value of swaption contracts written	–	$1,895,793
Credit default swaps:
Average number of contracts - buy protection	–	42
Average number of contracts - sell protection	–	31
Average notional value - buy protection	–	$39,325,418
Average notional value - sell protection	–	$23,746,112
Interest rate swaps:
Average number of contracts - receives fixed rate	–	2
Average notional value - receives fixed rate	–	$948,123

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.15%	0.95%
$1 Billion - $3 Billion	1.08%	0.89%
$3 Billion - $5 Billion	1.04%	0.86%
$5 Billion - $10 Billion	1.00%	0.83%
Greater than $10 Billion	0.98%	0.81%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. How-

ever, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the period ended July 31, 2012, the Manager waived $2,129 and $40,654 for Commodity Strategies and Global Long/Short Credit, respectively.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Commodity Strategies pays the Manager based on Commodity Strategies’ net assets which includes the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Commodity Strategies and with BlackRock Financial Management, Inc. (“BFM”) and BIL, each an affiliate of the Manager, to serve as sub-advisors for Global Long/Short Credit. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended July 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Service and Distribution Fees	Share Classes
	Investor A	Investor C	Total
Commodity Strategies	$16,508	$40,495	$ 57,003
Global Long/Short Credit	$48,965	$52,534	$101,499

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting,

BLACKROCK FUNDS	JULY 31, 2012	37

Notes to Financial Statements (continued)

recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended July 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Commodity Strategies	Global Long/Short Credit

Institutional	$197	$278
Investor A	343	284
Investor C	100	56

Total	$640	$618

For the period ended July 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Transfer Agent Fees	Share Classes

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$24,356	$7,779	$6,256	$38,391
Global Long/Short Credit	$44,581	$25,634	$4,787	$75,002

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the period ended July 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Commodity Strategies	$23,192
Global Long/Short Credit	$42,331

For the period ended July 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

Administration Fees	Share Classes

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$11,682	$1,642	$1,010	$14,334
Global Long/Short Credit	$17,419	$4,853	$1,312	$23,584

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C

Commodity Strategies	1.30%	1.50%	2.25%
Global Long/Short Credit	1.20%	1.40%	2.15%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in fees waived by advisor and shown as administration fees waived–class specific, transfer agent fees waived–class specific, transfer agent fees reimbursed–class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the period ended July 31, 2012, the Manager waived $255,733 and $89,235 of investment advisory fees for Commodity Strategies and Global Long/Short Credit, respectively, which is included in fees waived by advisor. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Share Classes

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$6,867	$1,624	$927	$9,418
Global Long/Short Credit	$12,572	$4,611	$1,245	$18,428

Transfer Agent Fees Waived	Share Classes

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$66	$343	$96	$505
Global Long/Short Credit	$79	$280	$54	$413

Transfer Agent Fees Reimbursed	Share Classes

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$10,741	$7,290	$5,630	$23,661
Global Long/Short Credit	$22,284	$24,523	$3,898	$50,705

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year,

38	BLACKROCK FUNDS	JULY 31, 2012

Notes to Financial Statements (continued)

provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are $289,317 and $158,781 for Commodity Strategies and Global Long/Short Credit, respectively. These amounts expire on July 31, 2014.

For the period ended July 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$17,300
Global Long/Short Credit	$17,069

For the period ended July 31, 2012, affiliates received CDSCs as follows:

Investor C
Commodity Strategies	$2,228
Global Long/Short Credit	$5,563

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities and US government securities, for the period ended July 31, 2012, were as follows:

	Purchases	Sales
Commodity Strategies	$112,809,722	$56,904,855
Global Long/Short Credit	$311,178,725	$169,586,307

Purchases and sales of US government securities, for the period ended July 31, 2012, were $29,351,499 and $29,109,980 for Global Long/ Short Credit, respectively.

Transactions in options written for the period ended July 31, 2012 were as follows:

	Global Long/Short Credit

	Calls			Puts

	Contracts	Noti- onal (000)	Prem- iums Received	Noti- onal (000)	Prem- iums Received

Outstanding options, beginning of period	–	–	–	–	–
Options written	910	28,880	$186,645	3,470	$99,272
Options expired	(910)	(23,800)	(129,190)	(570)	(6,118)
Options closed	–	(3,400)	(48,300)	(2,900)	(93,154)

Outstanding options, end of period	–	1,680	$9,155	–	–

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to foreign currency transactions, non-deductible expenses and the accounting for swap agreements were reclassified to the following accounts:

	Commodity Strategies	Global Long/Short Credit
Paid-in capital	$(149,812)	$(109,998)
Undistributed (accumulated) net investment income (loss)	$156,170	$1,512,650
Accumulated net realized loss	$(6,358)	$(1,402,652)

The tax character of distributions paid during the period ended July 31, 2012 was as follows:

		Commodity Strategies	Global Long/Short Credit
Ordinary income	7/31/12	$1,450,395	$486,412
Long-term capital gains	7/31/12	–	14,707
Total	7/31/12	$1,450,395	$501,119

BLACKROCK FUNDS	JULY 31, 2012	39

Notes to Financial Statements (continued)

As of July 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

	Commodity Strategies	Global Long/Short Credit
Undistributed ordinary income	$68,451	$2,916,844
Net unrealized gains (losses)[1]	(3,329,028)	989,718
Qualified late-year losses[2]	(1,232,433)	(141,410)

Total	$(4,493,010)	$3,765,152

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accounting for swap agreements, the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the classification of investments and the investment in a wholly owned subsidiary.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit
Tax cost	$89,979,536	$260,074,131

Gross unrealized appreciation	$1,780,055	$3,160,144
Gross unrealized depreciation	(4,945,111)	(1,872,884)

Net unrealized appreciation (depreciation)	$(3,165,056)	$1,287,260

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the period ended July 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2012, Commodity Strategies invested a significant portion of its assets in securities in the Materials and Energy sectors and Commodity-Linked Notes. Changes in economic conditions affecting the Materials and Energy sectors and Commodity-Linked Notes would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

As of July 31, 2012, Global Long/Short Credit invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Period October 3, 2011[1] to July 31, 2012

Commodity Strategies	Shares	Amount
Institutional
Shares sold	7,436,604	$76,261,209
Shares issued in reinvestment of dividends and distributions	14,233	145,470
Shares redeemed	(1,110,296)	(10,828,248)

Net increase	6,340,541	$65,578,431

Investor A
Shares sold	2,033,983	$21,470,402
Shares issued in reinvestment of dividends and distributions	5,912	60,487
Shares redeemed	(501,384)	(4,902,555)

Net increase	1,538,511	$16,628,334

[1]	Commencement of operations.

40	BLACKROCK FUNDS	JULY 31, 2012

Notes to Financial Statements (concluded)

	Period October 3, 2011[1] to July 31, 2012

Commodity Strategies	Shares	Amount
Investor C
Shares sold	910,910	$9,683,048
Shares issued in reinvestment of distributions	4,999	51,041
Shares redeemed	(39,239)	(399,388)

Net increase	876,670	$9,334,701

Total Net Increase	8,755,722	$91,541,466

	Period September 30, 2011[1] to July 31, 2012

Global Long/Short Credit
Institutional
Shares sold	18,720,394	$190,002,450
Shares issued in reinvestment of dividends and distributions	20,133	206,555
Shares redeemed	(5,807,196)	(59,421,672)

Net increase	12,933,331	$130,787,333

Investor A
Shares sold	7,851,912	$79,951,902
Shares issued in reinvestment of dividends and distributions	11,669	119,439
Shares redeemed	(967,321)	(9,833,980)

Net increase	6,896,260	$70,237,361

	Period September 30, 2011[1] to July 31, 2012

Global Long/Short Credit	Shares	Amount
Investor C
Shares sold	1,436,613	$14,537,311
Shares issued in reinvestment of dividends and distributions	1,113	11,295
Shares redeemed	(157,671)	(1,599,642)

Net increase	1,280,055	$12,948,964

Total Net Increase	21,109,646	$213,973,658

1 Commencement of operations.

At July 31, 2012, 3,996,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares were owned by affiliates in each of Commodity Strategies and Global Long/Short Credit.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2012	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and the Shareholders of BlackRock Commodity Strategies Fund and BlackRock Global Long/Short Credit Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Commodity Strategies Fund and BlackRock Global Long/Short Credit Fund (two of the series constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2012, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the period October 3, 2011 (commencement of operations) through July 31, 2012 for BlackRock Commodity Strategies Fund and the period September 30, 2011 (commencement of operations) through July 31, 2012 for BlackRock Global Long/Short Credit Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) (consolidated financial statements for BlackRock Commodity

Strategies Fund) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Commodity Strategies and Global Long/Short Credit for the taxable period ended July 31, 2012:

	Payable Date	Qualified Dividend Income for Individuals	Dividends Qualifying for the Dividends Received Deduction for Corporations	Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
Commodity Strategies	12/22/2011	5.45%	2.19%	–
Global Long/Short Credit	October 2011 - December 2011	–	–	100%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Global Long/Short Credit distributed long-term capital gains of $0.002396 per share to shareholders of record on December 20, 2011.

42	BLACKROCK FUNDS	JULY 31, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 102 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2011	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 102 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 102 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 102 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 102 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 102 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 102 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 102 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 102 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 102 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2012	43

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 102 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 102 Portfolios	None

[1]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None

3    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

44	BLACKROCK FUNDS	JULY 31, 2012

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2011	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

BLACKROCK FUNDS	JULY 31, 2012	45

Officers and Trustees (concluded)

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[1,2] Edinburgh, Scotland EH3 8JB	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

BlackRock Financial
Management, Inc.[2]
New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

1 For Commodity Strategies.

2 For Global Long/Short Credit.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

46	BLACKROCK FUNDS	JULY 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information	Systematic Withdrawal Plan

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Automatic Investment Plans	Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JULY 31, 2012	47

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Index Fund BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

48	BLACKROCK FUNDS	JULY 31, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

CSGLSC-7/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$33,500	N/A	$0	N/A	$13,350	N/A	$0	N/A
BlackRock Global Long/Short Credit Strategies Fund	$39,000	N/A	$0	N/A	$14,100	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$13,350	N/A
BlackRock Global Long/Short Credit Strategies Fund	$14,100	N/A

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date:	October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date:	October 3, 2012